ACQUISITIONS AND DIVESTITURES - 2023 Acquisition (Details) - TANOS $ in Thousands	Mar. 01, 2023 USD ($)
Consideration paid
Cash consideration	$ 262,329
Total consideration	262,329
Net assets acquired
Natural gas and oil properties	263,056
Asset retirement obligations, asset portion	3,250
Property, plant and equipment	234
Derivative financial instruments, net	7,449
Other receivables	1,729
Asset retirement obligations, liability portion	(3,250)
Other current liabilities	(10,139)
Net assets acquired	$ 262,329